Investments	12 Months Ended
Dec. 31, 2012
Investments [Abstract]
INVESTMENTS
INVESTMENTS

The carrying value of short-term and long-term investments consists of the following:

	As of December 31,
	2012	2011
In millions
Equity method investments	$23.3	$25.8
Equity investments at cost	12.9	12.5
Items measured at fair value on a recurring basis	13.4	16.2
Time deposits	0.3	0.3
Total investments	49.9	54.8
Less: short-term investments	0.3	0.3
Non-current investments	$49.6	$54.5

Equity Method Investments

We have made equity method investments, which are primarily joint ventures, totaling $43.4 million during the year ended December 31, 2012. The accounting for the investments is described below. Generally, these investments are designed to create additional capacity in our Solar Energy segment. Our aggregate remaining contractual investment commitments to our joint ventures as of December 31, 2012 is up to an additional $117.7 million. The contracts governing these joint ventures generally do not have any specific time frames for these future investments, however, we expect to fund approximately $105.0 million of these commitments in 2013.

Due to adverse solar market conditions and expected future reduced sales volumes, our equity method joint venture, Jiangsu Meike Silicon Energy Co. LTD., ("Meike" and formerly the Zhenjiang Huantai joint venture), recorded an impairment charge related to the joint venture's long-lived assets in the fourth quarter of 2011. In addition, in the fourth quarter of 2011 we determined that a loss in value in another equity method investment occurred and was other than temporary. We recorded impairment charges totaling $67.3 million on our equity method investments in 2011. During the year ended December 31, 2012, no equity method investment impairments were recorded.

Samsung Fine Chemicals Joint Venture
In February 2011, we entered into an equity method joint venture with Samsung Fine Chemicals Co. Ltd. (the "SMP JV") for the construction and operation of a new facility to produce high purity polysilicon in Ulsan, South Korea. The SMP JV will manufacture and supply polysilicon to us and to international markets. MEMC Singapore Pte. Ltd.'s. ownership interest in the joint venture is 50% and Samsung Fine Chemicals Co. Ltd. owns the other 50%.

In September 2011, we executed a Supply and License Agreement with the SMP JV under which MEMC will license and sell to the joint venture certain technology and related equipment used for producing polysilicon. We will receive proceeds under the Supply and License Agreement based on certain milestones being achieved throughout the construction, installation and testing of the equipment, which is expected to occur primarily over the next 12 months. Proceeds received from the SMP JV under the Supply and License Agreement will be recorded as a reduction in our basis in the SMP JV investment and to the extent that our basis in the investment is zero, the remaining proceeds received will be recorded as a long-term liability. To the extent the total cash proceeds received exceed the sum of our cost basis in the equipment plus our capital contributions to the SMP JV and when we have no remaining performance obligations, a net gain would be recognized on the transaction.

During the year ended December 31, 2012, under the Supply and License Agreement we made total equity contributions of $43.4 million. Since inception of the SMP JV, the proceeds received have exceeded our investment, and we recorded this as a reduction in our equity investment balance with the excess of $30.5 million recorded in long-term customer and other deposits. The cash received is recorded as an investing inflow within the consolidated statement of cash flows. As of December 31, 2012, and December 31, 2011 our investment balance in the SMP JV was $0. Our total cash commitments, inclusive of the $57.3 million invested thus far, are expected to be approximately $175.0 million through 2014. We expect our remaining cash commitments to be substantially offset by proceeds received under the Supply and License Agreement.

Equity Investments at Cost

During the years ended December 31, 2012 and 2011, we recorded an other-than-temporary impairment charge of $3.6 million and $11.6 million, respectively, associated with one of our cost method investments. The impairment was a result of the length and severity of a fair value decline below our cost basis, with no turnaround in the foreseeable future. We have assessed and determined that there have been no other events or circumstances that had a material adverse effect on our other cost method investments during this period. No similar charges were recorded in 2010.
Investments Recorded at Fair Value
At December 31, 2012, we held an investment in equity securities of a customer’s common stock, Gintech Energy Corporation ("Gintech"), acquired in connection with the execution of a long-term supply agreement. This investment is accounted for at fair value, is classified as a long-term available-for-sale investment and has a cost basis of $12.4 million.